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                                                                    EXHIBIT 10.1


                               FOURTH AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

         THIS FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT is dated November 13, 2002 but effective as of September 30, 2002 (the "Fourth Amendment"), among PETROQUEST ENERGY, L.L.C., a Louisiana limited liability company (the "Borrower"), PETROQUEST ENERGY, INC., a Delaware corporation (the "Guarantor"), the LENDERS, and HIBERNIA NATIONAL BANK, a national banking association, individually as a Lender and as Administrative Agent.

                                    RECITALS:

         1. The parties hereto are the parties to that certain Amended and Restated Credit Agreement dated as of May 11, 2001, as amended by First Amendment thereto dated as of July 20, 2001, as amended by Second Amendment thereto dated as of December 24, 2001, and as amended by Third Amendment thereto dated as of March 1, 2002 (as so amended, the "Agreement"), pursuant to which the Lenders established in favor of the Borrower a revolving line of credit.

         2. The purpose of this Fourth Amendment is to evidence certain changes to the Agreement.

         3. Capitalized terms used herein which are defined or used in the Agreement are used herein with such meanings, except as may be otherwise expressly provided in this Fourth Amendment.

         NOW, THEREFORE, THE PARTIES HERETO, IN CONSIDERATION OF THE MUTUAL COVENANTS HEREINAFTER SET FORTH AND INTENDING TO BE LEGALLY BOUND HEREBY, AGREE AS FOLLOWS:

         A. AMENDMENT TO DEFINITIONS.

         1. The definition of the term "Consolidated Current Assets" in the Agreement is hereby deleted and restated as follows:

         "CONSOLIDATED CURRENT ASSETS" shall mean the total of Guarantor's consolidated current assets, including the amounts available for borrowing under the Borrowing Base Amount, determined in accordance with GAAP. Effective September 30, 2002, the Guarantor's current assets on that date will include the net proceeds from the sale of shares of the Guarantor's common stock that Guarantor receives during the period commencing October 1, 2002 and ending on November 30, 2002. Current assets will not include the effects, if any, of marking to market Hedging Agreements pursuant to SFAS No. 133.



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         2. The definition of the term "Indebtedness" in the Agreement is hereby deleted and restated as follows:

         "INDEBTEDNESS" shall mean, at any time, all obligations, indebtedness, and liabilities, whether now existing or arising in the future, of the Borrower to any Lender pursuant to a Hedging Agreement or other commodity hedge or price management transaction permitted by Section
         13.10 of this Agreement (including all renewals, extensions, modifications, and substitutions thereof or therefor) and all cancellations, buy backs, reversals, terminations, or assignments of such permitted Hedging Agreements or permitted commodity hedge or price management transactions, the Reimbursement Obligations, obligations of the Borrower under Rate Management Transactions (including all renewals, extensions, modifications, and substitution thereof and therefor) and all cancellations, buy backs, reversals, terminations, or assignments of Rate Management Transactions, and the indebtedness of the Borrower evidenced by the Notes executed by the Borrower pursuant to this Agreement, in principal, interest, costs, expenses and reasonable attorneys' fees and all other fees and charges, together with all commitment fees and other indebtedness and costs and expenses for which the Borrower is responsible under this Agreement or under any of the Related Documents. In addition, the word "Indebtedness" also includes, any and all other loans, extensions of credit, obligations, debts and liabilities of the Borrower, plus interest thereon, that may now and in the future be owed to or incurred in favor of the Lenders and the Administrative Agent, as well as all claims by the Lenders and the Administrative Agent against the Borrower, whether existing now or later; whether they are voluntary or involuntary, due or to become due, direct or indirect or by way of assignment, determined or undetermined, absolute or contingent, liquidated or unliquidated; whether the Borrower may be liable individually or jointly with others, of every nature and kind whatsoever, in principal, interest, costs, expenses and reasonable attorneys' fees and all other fees and charges; whether the Borrower (or any one or more of them) may be obligated as principal obligor, guarantor, surety, accommodation party or otherwise.

         3. The definition of the term "Quarterly Reduction" in the Agreement is hereby deleted and restated as follows:

         "QUARTERLY REDUCTION" shall mean each reduction to the Borrowing Base Amount established by the Required Lenders based on each scheduled and unscheduled redetermination of the Borrowing Base Amount. The Quarterly Reduction will be made


    Fourth Amendment to Amended and Restated Credit Agreement -- Page 2 of 6




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         on January 31, April 30, July 31, and October 31 of each year. The
         Quarterly Reduction will be $5,000,000.00 commencing on January 31, 2003, unless redetermined by the Required Lenders. The Administrative Agent will promptly notify the Borrower of any change in the Quarterly Reduction as determined from time to time by the Required Lenders.

         4. The following new definition is hereby added to the Agreement:

         "FOURTH AMENDMENT" shall mean that certain Fourth Amendment to Amended and Restated Credit Agreement effective September 30, 2002, among the Borrower, the Guarantor, the Lenders, and the Administrative Agent.

         B. BORROWING BASE AMOUNT REDETERMINATION. The Agreement is hereby amended to reflect that as of September 30, 2002, the Borrowing Base Amount is $25,000,000.00. The parties also acknowledge that the next regularly scheduled semi-annual determination of the Borrowing Base Amount will take effect on March 31, 2003.

         C. REVISION TO NEGATIVE COVENANTS. Section 13.5 (Debts, Guaranties, and Other Obligations) is hereby deleted and restated as follows:

         SECTION 13.5. DEBTS, GUARANTIES AND OTHER OBLIGATIONS. The Borrower and the Guarantor, without the prior written consent of the Majority Banks, will not incur, create, assume or in any manner become or be liable in respect of any indebtedness, guaranties, and/or other obligations, direct or contingent, except for:

         (a) The Indebtedness to the Lenders under this Agreement;

         (b) Trade payables or operating and facility leases from time to time incurred in the ordinary course of business;

         (c) Non-Recourse Indebtedness not to exceed $25,000,000.00 at any time outstanding;

         (d) Taxes, assessments or other government charges which are not yet due or are being contested in good faith by appropriate action promptly initiated and diligently conducted, if such reserve as shall be required by generally accepted accounting principles shall have been made therefore;

         (e) The outstanding indebtedness (as of the date of this Agreement) under the HEIC Facility;

         (f) Existing debt (as of the date of this Agreement) of the Borrower to Linc Monex; or



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         (g) The Guarantor's guaranty of the Borrower's indebtedness, obligations, and liabilities to any of the Lenders pursuant to Hedging Agreements and/or commodity hedge or price management transactions permitted by the Agreement, as amended by the Fourth Amendment.

         D. CONFIRMATION OF COLLATERAL DOCUMENTS. It is the intention of the parties that all of the liens, privileges, priorities, and equities existing and to exist under and in accordance with the terms of the Loan Documents are hereby renewed, extended, and carried forward as security for the Loans and the Indebtedness (as defined in paragraph A above). Further, the parties agree and acknowledge that the Guaranty shall continue to secure the payment of the Indebtedness (as defined in paragraph A above) of the Borrower to the Lenders, including the indebtedness of the Borrower under the Revolving Notes.

         E. NO DEFAULT REPRESENTATION. On and as of the date hereof, and after giving effect to this Fourth Amendment, the Borrower and the Guarantor reaffirm and restate the representations and warranties set forth in the Agreement and the Loan Documents. Further, the Borrower and the Guarantor also represent and warrant that as the date hereof and after giving effect to this Fourth Amendment, no uncured or unwaived Default has occurred and is continuing under the Agreement, as amended by this Fourth Amendment.

         F. CONDITIONS PRECEDENT. The obligation of the Lenders to make the Loans remains subject to the conditions precedent set forth in the Agreement and the following conditions precedent: The Administrative Agent's receipt of (i) this Fourth Amendment executed by the Borrower and the Guarantor; (ii) certified resolutions by the Guarantor (on behalf of itself and as the sole member of the Borrower), in form and substance satisfactory to the Administrative Agent; (iii) all amendments, supplements, and/or restatements pertaining to the Collateral Documents that may be required by the Administrative Agent or its counsel; and
(iv) the sum of $22,500.00, representing a $7,500.00 work fee for each Lender.

         G. WAIVER OF DEFENSES. In consideration of the Lenders' execution of this Fourth Amendment, the Borrower and the Guarantor do hereby irrevocably waive any and all claims and/or defenses to payment on any Indebtedness owed by any of them to the Lenders and/or the Administrative Agent that may exist as of the date of execution of this Fourth Amendment.

         H. AMENDMENTS. THE AGREEMENT AND THIS FOURTH AMENDMENT ARE CREDIT OR LOAN AGREEMENTS AS DESCRIBED IN LA. R.S. 6:SECTION 1121, ET SEQ. THERE ARE NO ORAL AGREEMENTS BETWEEN PARTIES TO THIS FOURTH AMENDMENT. THE AGREEMENT, AS AMENDED BY THIS FOURTH AMENDMENT, SETS FORTH THE ENTIRE AGREEMENT OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ALL PRIOR WRITTEN AND ORAL UNDERSTANDINGS BETWEEN THE ADMINISTRATIVE AGENT, THE LENDERS, THE BORROWER, AND THE GUARANTOR WITH RESPECT TO THE MATTERS HEREIN SET FORTH. THE AGREEMENT, AS AMENDED BY THIS FOURTH AMENDMENT, MAY NOT BE MODIFIED OR AMENDED EXCEPT BY A WRITING SIGNED AND DELIVERED BY THE



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BORROWER, THE GUARANTOR, THE LENDERS, AND THE ADMINISTRATIVE AGENT.

         I. GOVERNING LAW: COUNTERPARTS. This Fourth Amendment shall be governed by and construed in accordance with the laws of the State of Louisiana. This Fourth Amendment may be executed in any number of counterparts, all of which counterparts, when taken together, shall constitute one and the same document.

         J. CONTINUED EFFECT. Except as expressly modified herein, the Agreement as amended by this Fourth Amendment, shall continue in full force and effect. The Agreement, as amended by this Fourth Amendment, is hereby ratified and confirmed by the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be executed and delivered as of the date hereinabove provided by the authorized officers each hereunto duly authorized.

                                BORROWER:

                                PETROQUEST ENERGY, L.L.C.
                                A LOUISIANA LIMITED LIABILITY COMPANY

                                BY PETROQUEST ENERGY, INC., A DELAWARE
                                CORPORATION, AS SOLE MEMBER

                                BY:  /s/ ALFRED J. THOMAS, II
                                     ----------------------------------------
                                NAME:  ALFRED J. THOMAS, II
                                       --------------------------------------
                                TITLE:  PRESIDENT AND CHIEF OPERATING OFFICER
                                        -------------------------------------


                                GUARANTOR:

                                PETROQUEST ENERGY, INC.
                                A DELAWARE CORPORATION

                                BY:  /s/ ALFRED J. THOMAS, II
                                     ----------------------------------------
                                NAME:  ALFRED J. THOMAS, II
                                       --------------------------------------
                                TITLE:  PRESIDENT AND CHIEF OPERATING OFFICER
                                        -------------------------------------


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                                 AGENT:

                                HIBERNIA NATIONAL BANK, AS ADMINISTRATIVE AGENT

                                BY:  /s/ DAVID R. REID
                                     ----------------------------------------
                                NAME:  DAVID R. REID
                                TITLE: SENIOR VICE PRESIDENT


                                LENDERS:

                                ROYAL BANK OF CANADA

                                BY:  /s/ LORNE GARTNER
                                     ----------------------------------------
                                NAME:  LORNE GARTNER
                                       --------------------------------------
                                TITLE: VICE PRESIDENT
                                       --------------------------------------

                                UNION BANK OF CALIFORNIA, N.A.

                                BY:  /s/ DAMIEN MEIBURGER
                                     ----------------------------------------
                                NAME:  DAMIEN MEIBURGER
                                       --------------------------------------
                                TITLE: SENIOR VICE PRESIDENT
                                       --------------------------------------

                                HIBERNIA NATIONAL BANK

                                BY:  /s/ DAVID R. REID
                                     ----------------------------------------
                                NAME:  DAVID R. REID
                                TITLE: SENIOR VICE PRESIDENT



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